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                                                                    EXHIBIT 23.1

   The Board of Directors
   SMTC Corporation:

   We consent to the use of the form of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP

   Toronto, Canada
   March 22, 2000